UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 15, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



          North Carolina             1-13408                56-1362926
   (State or Other Jurisdiction    (Commission            (IRS Employer
         of Incorporation)         File Number)         Identification No.)




                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code     (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition

     On May 15, 2007, Digital Recorders, Inc. announced in a press release that it posted a net loss of 8 cents per share on $12.2 million in sales in the first quarter 2007, as compared to a net loss of 9 cents per share on $11.1 million in sales in the same period last year.

     The Company also announced that it had filed with the Securities and Exchange Commission ("SEC") its Quarterly Report on Form 10-Q for the period ended March 31, 2007.

     The Company also announced its outlook for second quarter 2007 and fiscal year 2007.

     The Company also stated that the DRI Annual Meeting of Shareholders will take place June 13, 2007, at the Hilton Raleigh-Durham Airport at Research Triangle Park, located at 4810 Old Page Road in Research Triangle Park, N.C. Registration and continental breakfast will begin at 9:30 a.m. (Eastern) and the business meeting will begin at 10 a.m. (Eastern). Shareholders of record at the close of business on April 25, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     The Company also announced that, on or about August 14, 2007, it expects to: (1) file with the SEC a Form 10-Q for second quarter 2007; and (2) distribute additional comments, including income statement and balance sheet data, in a separate news release.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.01. Regulation FD Disclosure

     The Company incorporates by reference the information included in Item 2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(a)   Exhibits.
      99.1   Press release dated May 15, 2007.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIGITAL RECORDERS, INC.

Date: May 15, 2007               By: /s/ STEPHEN P. SLAY
                                    --------------------------------------------
                                     Stephen P. Slay
                                     Vice President, Chief Financial Officer,
                                     Secretary and Treasurer



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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated May 15, 2007.